Earle M. Jorgensen Company

Investor Presentation

June 2005

The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995) that are based on information currently available to Earle M. Jorgensen Company. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The actual future results, performance, prospects or opportunities of Earle M. Jorgensen Company may vary from the results expressed in, or implied by, the forward-looking statements contained herein, possibly to a material degree. For a discussion of some of the important risks, uncertainties and other factors that could cause Earle M. Jorgensen Company’s results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our filings with the Securities & Exchange Commission, in particular, the “Risk Factors” section thereof.

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EMJ Presentation Team

Sandy Nelson

President, Chief Executive Officer and Chief Operating Officer

Bill Johnson

Vice President and Chief Financial Officer

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EMJ Snapshot

Leading North American distributor of metal bar and tubular products

36 service and processing centers in the U.S. and Canada

Over 35,000 customers spanning various manufacturing industries

$1.6 billion of FY2005 revenue

$183.4 million of FY2005 adjusted EBITDA (1)

Founded in 1921 (Jorgensen) and 1915 (Kilsby-Roberts) and merged by Kelso in 1990

NYSE listed (JOR)

Approximate market capitalization of $470 million and enterprise value of $721 million

19.2% owned by management and employees

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FY2005 adjusted EBITDA consists of $146.4 million of reported EBITDA, excluding one-time charges relating to the IPO.

Critical Link in Metals Supply Chain

Producers

Long lead times

High fixed costs defrayed by tons

High volume production

Metals Service Centers

$50 billion industry

Stock inventory

Sell small volumes

Value-added processing

Diverse End-Markets

Tens of thousands of customers

Purchase smaller quantities

Require frequent JIT delivery

Use wide variety of products

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Diverse End-Markets

Tons Sold by End-Market

Other 18.3%

Power Transmission 3.8%

Screw Machine Products 5.3%

Construction/ Farm 5.5%

Fabricated Metal 6.0%

Oil, Gas & Energy 4.8%

Fluid Power 6.1%

Machine Tools 29.1%

Industrial Equipment 8.1%

Transportation 6.7%

Other Metal Service Centers (Competitors) 6.3%

FY2005 Revenue = $1.6 billion

Tonnage up 16.3% over prior twelve month period

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Domestic market only Note:

Blue Chip Customer Base

Top 20 customers represent less than 14% of revenues and include several household names

No single customer accounts for more than 2% of sales

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North American Distribution Platform

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26 Full-Service Locations / 7 Satellites / 3 Processing Centers

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Investment Highlights

Bar and tube product market leadership earns EMJ key strategic advantages

Less price volatility historically than flat products

Larger volume-based rebates create pricing leverage

Consistent supply in tight times

Industry-leading gross profit margins

Low cost operations enabled by IT platform, Kasto system and lean approach to manning

Demonstrated superior profitability and returns

Proven record of organic growth through low cost “satellite” operations and product and process expansion

Strong industry fundamentals

Experienced management team

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Market Leader In All Core Products

Carbon and Alloy Cold Finished Bar

% of LTM Revenue

21.7%

#1

Tubing Carbon

18.0%

#1

Carbon and Alloy SBQ Bar

14.1%

#1

and Shapes Bars Stainless

11.0%

#1

Bars, Shapes and Tubing Aluminum

9.1%

#1

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Prices Remain Strong EMJ’s

EMJ Revenue / Ton vs. Hot-Rolled Sheet Steel Pricing

(in $ / ton)

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EMJ Revenue / Ton

Fiscal 2005

Hot-Rolled Sheet Steel Pricing

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Industry-Leading Gross Margins

Product mix yields strong margins through the cycle

Gross Profit Margin

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EMJ Industry Average

03/31/05

Source: Public filings Average based on CY1997–LTM 03/31/05 data for A.M. Castle, Metals USA, Olympic Steel, Note: Reliance Steel & Aluminum, Russel Metals and Ryerson Tull

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High Productivity Through Kasto System

Kasto automated storage and retrieval system installed over two years in Chicago, completed in October 2003

$35 million cost for initial four bays

Reduced Chicago headcount by approximately 20% once started up

Chicago capacity increased 72% to 3,100 line items per day

Recently completed “double-cranes” systems on three systems

30% of EMJ’s products go through the Chicago facility

Smaller Kansas City Kasto system installed in 1998 as test prior to Chicago installation

Evaluating other sites for Kasto installation

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Technology-Driven Operations

Technology Across All Functions

Purchasing

Selling / Order Entry

Order Processing

Delivery

Paperless / Efficient Processes

Reduce headcount and expenses through fully automated MIS technology

Improve customer service through real-time inventory visibility and instantaneous order processing

Homegrown technology

Easily scalable as company expands and grows sales

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Industry's Only On-Time Guarantee

On-Time Statistics

CITY	INCEPTION DATE	ON-TIME %
Denver	February-00	99.97%
Houston	February-00	99.92%
Portland	February-00	99.95%
Seattle	February-00	99.98%
Tulsa	February-00	99.98%
Salt Lake City	June-00	99.94%
St. Louis	June-00	99.98%
Kansas City	July-00	100.00%
Cincinnati	August-00	99.96%
Dallas	August-00	99.97%
Memphis	August-00	99.95%
Montreal	September-00	99.99%
Philadelphia	September-00	99.97%
Charlotte	October-00	99.98%
Chattanooga	October-00	99.97%
Little Rock	October-00	99.97%
Boston	January-01	99.98%
Cleveland	January-01	99.96%
Indianapolis	January-01	99.98%
Minneapolis	January-01	100.00%
Rochester, NY	January-01	99.98%
Toronto	January-01	99.98%
Chicago Consol	April-01	99.97%
Edmonton	May-01	99.96%
Quad Cities	July-01	99.99%
Hayward	September-01	99.98%
Los Angeles	September-01	99.97%
Phoenix	September-01	99.96%
Orlando	October-03	99.94%
Birmingham	August-04	99.97%
North Bay, Ontario	August-04	100.00%
TOTAL		**99.97%**

Note: Includes all deliveries where credit was accorded based on agreed delivery time

99.97% success since February 2000 inception through March 2005

- 8,557,708 line items shipped
- 2,069 misses
- $1,177,980 paid out

EMJ

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Lean Operating Structure

Headcount reduced significantly from 1997–2004

Total headcount down 35% from 1997 peak

Management team (General Manager and above) of 18 currently vs. 82 in 1995

Gross profit per employee up 73% since FY2000

Headcount

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Profitability Per Employee, CY 2004

($            in thousands)

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Gross Profit Operating Profit

Source: Public filings

Notes: Based on calendar 2004 year-end number of employees Average based on CY2004 data for A.M. Castle, Metals USA, Olympic Steel, Reliance Steel & Aluminum, Russel Metals and Ryerson Tull

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EMJ’s Demonstrated Superior Profitability

Operating Profit Margin

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03/31/05

EMJ Reliance Industry Average

Source: Public filings

Notes: Average based on CY1997-LTM 03/31/05 data for A.M. Castle, Metals USA, Olympic Steel, Reliance Steel & Aluminum, Russel Metals and Ryerson Tull For adjustments to EMJ Operating Profit Margin, see EBITDA Reconciliation

Return on Invested Capital

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03/31/05

EMJ Reliance Industry Average

Source: Public filings

Notes: Average based on CY1997-LTM 03/31/05 data for A.M. Castle, Metals USA, Olympic Steel, Reliance Steel & Aluminum, Russel Metals and Ryerson Tull ROIC = [Operating Profit x (1-t)] / (Total Debt + Stockholders’ Equity); tax rate assumed at 38% For adjustments to EMJ Operating Profit, see EBITDA Reconciliation

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Growth Supported by Low Risk Satellites


Edmonton
Seattle
Spokane
Portland
Quebec City
North Bay
Montreal
Toronto
Rochester
Boston
Hartford
Minneapolis
Chicago
Detroit
Cleveland
Salt Lake City
Davenport
Indianapolis
Philadelphia
York
Hayward
Denver
Kansas City
St. Louis
Cincinnati
Los Angeles
Corporate
Tulsa
Memphis
Charlotte
Phoenix
Little Rock
Birmingham
Dallas
Lafayette
Houston
Orlando
Full-Service
Existing Satellites
New Satellites

Satellite Annualized FQ4 Revenue Run-Rate ~ $100 million

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Additional Growth Opportunities

Opportunity to increase market share in core products

Customer conversion rate is key

On-time guarantee growing EMJ’s share with JIT customers

Low cost position allows for broad range of opportunities

Product expansion

Examples include brass, cast bar and chrome plated bar

Processing expansion

Examples include centering and facing, trepanning and production cutting

Acquisitions

Financial Summary

Shipments

770 FY2005

662 FY2004

603 FY2003

581 FY2002

680 FY2001

(000 tons) 602 FY2000

Revenue and Growth

1,609 54.6%

$            FY2005

1,040 13.1%

$            FY2004

920

$ 2.8% FY2003

895

$ (15.5%) FY2002

1,060 12.9%

$            FY2001

938

( $            in millions) $ 2.5% FY2000

EBITDA and Margin

183 146

$ $ 11.4% FY2005 81

$ 7.8% FY2004 63

$ 6.8% FY2003 60

$ 6.7% FY2002 75

$ 7.1% FY2001 77

($ in millions) $ 8.2% FY2000

Net Income 92 $            FY2005 15 $            FY2004

2 $            FY2003 5 $            FY2002 18 $            FY2001

24 ($            in millions) $            FY2000

Efficient Working Capital Management and Excellent Returns on Invested Capital

61 FY2005

74 FY2004

80 FY2003

Net Working Capital Days

85 FY2002

82 FY2001

31.1% 24.4% FY2005

Adjusted 14.4% FY2004

13.9% FY2003

Return on Invested Capital

11.3% FY2002

14.8% FY2001

Net working capital days defined as average LTM trade receivables plus inventory less payables, all divided by LTM sales, then multiplied by 365 Note:

Equity); tax rate assumed ROIC = [Operating Profit x (1-t)] / (Total Debt + Stockholders’ at 38% Note:

Accelerating Financial Performance

456.3 Q4 $ 401.7 Q3 $ 389.3 Q2 Fiscal 2005

$ 361.6 Q1 $ Revenue 322.1 Q4 $

248.8 Q3 $ 231.2 Q2 Fiscal 2004

$ in millions) 238.3 Q1 $ $ (

42.1 33.9 9.2% Q4

Adjusted $ $ 48.1 19.4 Q3 Adjusted $ $ 12.0% 50.6 Q2 Fiscal 2005 $ 13.0%

42.5 Q1 $ 11.8% 27.3 8.5% Q4 $ 17.5 7.0% Q3

EBITDA and Margin $ 16.8 7.3% Q2 $            Fiscal 2004 19.0 8.0% Q1 in millions) $

$ (

“COLI” Overview

EMJ is the owner and beneficiary of company-owned life insurance (“COLI”) policies on former non-union employees of Kilsby-Roberts and key man life insurance policies on current and former executives

Purchased in 1985 and 1986

Policies provide cash through two means:

Payment upon death of covered individual

Borrow against the cash surrender value

Purpose is to provide cash to repurchase shares held by participants in the stock bonus plan and shares held by employees following termination

Members of the SBP (formerly ESOP), prior to the IPO, were able to put their shares to EMJ at specified prices

Cash surrender value grows by portion of premium paid and through dividends

Dividends are equal to (gross cash/surrender value) * 11.26% which increases as premiums are paid (from borrowings) and dividends are added to cash surrender value

Recognize dividend income and interest expense on policies/borrowings

COLI policies provide a tax benefit

Dividend income non-taxable

Interest expense on borrowings is tax-deductible (11.76% * insurance loan outstanding)

The cash surrender value of EMJ’s life insurance policies as of December 31, 2004 was $235.7 million, against which the Company had borrowed $203.9 million

Accounting Mechanics COLI –

Pre-Tax Income Impact

($            in millions)

Cash surrender value—policy dividend growth $ 22.20

Accounted for as a credit to G&A

Cash surrender value—premium expense (3.66)

Accounted for as a debit to G&A

Proceeds—death benefits 2.97

Accounted for as a credit to G&A

Total Operating Income ( EBITDA ) impact of COLI 21.51

This equates to 14.7% of FY’05 EBITDA of $ 146.4

Cash surrender value—policy interest expense (22.37)

Accounted for as a debit to interest expense

Impact to pre-tax income ( $ 0.86)

Tax Advantage Illustration

($            in millions)

From a tax-effective basis –assuming a 35% rate Pre-Tax After-Tax

CSV Growth – This “income” is tax-deferred $22.20 $22.20 Premium Expense – No deduction (3.66) (3.66) Death Benefits – Tax “free” 2.96 2.96 CSV Interest Expense (approx. 96% deductible) (also, not deducting for CA) (22.37) (15.30) Total ($0.86) $6.20

Focus on De-Leveraging

Paid down $75 million of debt in 4QFY2005

Anticipate significant free cash flow over the next several years

Debt / capitalization ratio is skewed due to historical holding company structure that included debt and preferred stock from the Kelso leveraged buyout in 1990

The debt and preferred stock were repaid in full in the From FY1993–FY2005, the Company paid approximately $203 million in cash dividends to Holding primarily to repurchase preferred stock from employees (SBP repurchases) and repay debt held by Kelso. restructuring and the dividends are no longer required

Capitalization

($            in millions)

CUM. MULT.        % OF CUM. MULT.        % OF

12/31/04 LTM EBITDA TOTAL CAP 03/31/05 LTM ADJ. EBITDA TOTAL CAP

Cash $ 5.8 $ 20.0

Revolving Credit Facility $ 91.6 0.7x 25.9% $ 16.9 0.1x 4.9%

Senior Secured Notes 250.0 2.4x 70.8% 250.0 1.4x 73.1%

IDBs/Other 5.2 2.5x 1.5% 4.1 0.0x 1.2%

Total Debt $ 346.7 2.5x 98.2% $ 271.0 1.5x 79.3%

Stockholders’ Equity 8.6 1.8% 70.9 20.7%

Total Capitalization $ 355.4 100.0% $ 341.9 100.0%

Conclusion

Bar and tube product market leadership earns EMJ key strategic advantages

Less price volatility historically than flat products

Larger volume-based rebates create pricing leverage

Consistent supply in tight times

Industry-leading gross profit margins

system and lean approach to manning Low cost operations enabled by IT platform, Kasto

Demonstrated superior profitability and returns

operations and product and Proven record of organic growth through low cost “satellite” process expansion

Strong industry fundamentals

Experienced management team

EBITDA Reconciliation

Fiscal Year Ended March 31

($ in millions)

	2000	2001	2002	2003	2004	2005
Net income	$24.0	$17.8	$5.4	$2.4	$15.3	$97.5
Depreciation and amortization	10.0	11.0	11.4	11.4	11.3	12
Net interest expense	41.6	44.9	42.5	47.2	51.1	76
Provision for income taxes	1.8	1.2	0.5	1.5	3.1	(39)
EBITDA	$77.3	$74.9	$59.8	$62.5	$80.8	$146.4
One-Time IPO-Related Expenses[1]						36.9
Adjusted EBITDA						$183.4
Less: Depreciation and amortization						(11.7)
Adjusted Operating Profit						$171.6

(1) Operating profit for FY2005 is adjusted by $33.4 million for one-time operating expenses: $22.6 million accrual for special contribution to the stock bonus plan; $6.3 million termination fee paid to Kelso; $3.5 million bonus paid to Mr. Nelson and non-cash charge of $1.6 million with the adoption of SFAS No.123

Fiscal Quarter

($ in millions)

	JUNE 30, 2003	SEPTEMBER 29, 2003	JANUARY 1, 2004	MARCH 31, 2004	JUNE 30, 2004	SEPTEMBER 29, 2004	DECEMBER 31, 2004	MARCH 31, 2005
Net income	$2.8	$1.3	$1.2	$10.0	$22.0	$26.7	$4.3	$44.6
Depreciation and amortization	2.8	2.8	2.8	2.8	2.9	2.9	3.0	2.9
Net interest expense	12.6	12.6	13.0	12.9	13.1	13.3	14.1	35.2
Provision for income taxes	0.8	0.2	0.5	1.7	4.6	7.7	(2.0)	(48.9)
EBITDA	$19.0	$16.8	$17.5	$27.3	$42.5	$50.6	$19.4	$33.9
One-Time IPO-Related Expenses[1]							28.7	8.2
Adjusted EBITDA							$48.1	$42.1
Less: Depreciation and amortization							(3.0)	(2.9)
Adjusted Operating Profit							$45.1	$39.2

(1) Operating profit for FY2005 is adjusted by $33.4 million for one-time operating expenses: $22.6 million accrual for special contribution to the stock bonus plan; $6.3 million termination fee paid to Kelso; $3.5 million bonus paid to Mr. Nelson and non-cash charge of $1.6 million with the adoption of SFAS No.123

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